Impairment tests	6 Months Ended
Jun. 30, 2024
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Impairment tests

Note 6. Impairment tests

Accounting policy

Amortizable intangible assets, depreciable tangible assets and right-of-use are tested for impairment when there is an indicator of impairment. Impairment tests involve comparing the carrying amount of cash-generating units with their recoverable amount. The recoverable amount of an asset is the higher of (i) its fair value less costs to sell and (ii) its value in use. If the recoverable amount of any asset is below its carrying amount, an impairment loss is recognized to reduce the carrying amount to the recoverable amount.

Until May 31, 2023, our cash-generating units (“CGUs”) corresponded to the operating/reportable segments: Therapeutics and Plants. As from June 1, 2023, there is a single CGU corresponding to the Therapeutic segment.

Results of impairment test

No indicator of impairment has been identified for any intangible or tangible assets in either of the CGUs for the six-months periods ended June 30, 2023 or 2024.

As a result of the Company's decision not to use the full capacity of the manufacturing space in its Raleigh leased facilities in the near future, an impairment test was conducted on the portion of the right-of-use asset allocable to the unused space for the year ended December 31, 2023, in accordance with IAS 36 requirements. In view of the recoverable amount of the asset based on its estimated fair value less costs of disposal, this impairment test resulted in an impairment expense of $0.5 million recognized against the right-of-use asset for the year ended December 31, 2023. Following the update of this impairment test, the impairment of the right-of-use asset was maintained as of June 30, 2024.

The CGU corresponding to the Plants segment consisted solely of Calyxt. Since the deconsolidation of Calyxt on May 31, 2023, our retained investment in Calyxt is measured at fair value, based on Cibus share price on the Nasdaq.